UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]

Preliminary Proxy Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]

Definitive Proxy Statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to Section 240.14a-12

ALLIED BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

Name of Person(s) Filing Proxy Statement if other

than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]

No fee required.

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:_______________________________________________

(2)

Aggregate number of securities to which transaction applies:_______________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________

_______________________________________________________

(4)

Proposed maximum aggregate value of transaction:_______

_______________________________________________________

(5)

Total fee paid:________________________________________

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:________________________________

(2)

Form, Schedule or Registration Statement No.:__________

(3)

Filing Party:__________________________________________

(4)

Date Filed:____________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2006

TO THE HOLDERS OF COMMON STOCK OF ALLIED BANCSHARES, INC.

The Annual Meeting of Shareholders of Allied Bancshares, Inc. will be held on Wednesday, May 17, 2006, at 9:30 A.M., Georgia time, at the Hampton Inn, 915 Ronald Reagan Boulevard, Cumming, Georgia, for the following purposes:

1.

To elect three (3) Directors to serve until the 2009 Annual Meeting of Shareholders.

2.

To ratify the appointment of Porter Keadle Moore, LLP, Atlanta, Georgia, as independent auditors of the Company and its subsidiary to serve for the 2006 fiscal year.

3.

To transact such other business as may properly come before the meeting and any adjournments thereof.  Management at present knows of no other business to be presented at the meeting other than the report of management and presentation of the financial statements.  If other matters properly come before the meeting, the persons named in the Proxy will have discretionary authority to vote proxies with respect to such matters in accordance with the recommendation of management.

Shareholders of record at the close of business on March 13, 2006, are entitled to notice of and to vote at the meeting and any recess or adjournment thereof.

For the Board of Directors,

/s/Andrew K. Walker

Andrew K. Walker,

President and Chief Executive Officer

Cumming, Georgia

April 12, 2006

YOU ARE URGED TO VOTE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE, EVEN IF YOU DO PLAN TO ATTEND THE MEETING.  IF YOU ATTEND THE MEETING YOU MAY, IF YOU SO DESIRE, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

ALLIED BANCSHARES, INC.

1700 Market Place Boulevard

Cumming, Georgia  30041

(770) 888-0063

PROXY STATEMENT

For the Annual Meeting of Stockholders

To be held May 17, 2006

____________________________________________

PROXY SOLICITATION

This Proxy Statement is furnished to stockholders of Allied Bancshares, Inc. (the “Company”), on or about April 12, 2006, in connection with the solicitation of proxies on behalf of the Board of Directors to be voted at the Annual Meeting of Stockholders to be held at 9:30 a.m. on May 17, 2006, or any adjournment thereof. The meeting will be held at the Hampton Inn, 915 Ronald Reagan Boulevard, Cumming, Georgia.

The person voting the enclosed proxy may revoke it at any time before it is exercised by writing to the President of the Company at its principal office, Allied Bancshares, Inc., 1700 Market Place Boulevard, Cumming, Georgia  30041, or by attending the Annual Meeting and choosing to vote in person, in which case any prior proxy given will be revoked.  Any written revocation will be effective upon receipt by the President of the Company.

If a stockholder designates how a proxy is to be voted on any of the business to come before the meeting, the signed proxy will  be voted in accordance with such designation. If a stockholder fails to designate how the proxy should be voted, the signed proxy will be voted for the election of the three nominees named below as directors and for the approval of Porter Keadle Moore, LLP, as the Company’s independent auditors.

The Company will bear the cost of this proxy solicitation, including the charges and expenses of brokerage firms and others which forward material to beneficial owners. Proxies may be solicited in person or by mail, telephone or telegraph. Proxies may also be solicited by certain directors, officers and regular employees of the Company or its subsidiary.

VOTING AT THE ANNUAL MEETING

Stockholders of record owning the Company’s common stock, $.10 par value, at the close of business on March 13, 2006, will be entitled to notice of and to vote at the Annual Meeting. On that date, there were 1,502,000 shares of common stock outstanding, each share entitling the holder to one vote upon each matter to be presented at the Annual Meeting.

While the Notice of Annual Meeting calls for the transaction of such other business as may properly come before the meeting, management has no knowledge of any matters to be presented for action by the stockholders except as set forth in this Proxy Statement. The enclosed proxy gives discretionary authority, providing that persons holding proxies may vote in accordance with their best judgment as to any other business which may be brought up at the meeting.

ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Board of Directors is divided into three classes, with each class being as nearly equal in number as possible, and the directors serve for staggered three-year terms.  The present term of office of each director in Class 1 will expire at the annual shareholders meeting of the Company to be held in 2007, the present term of office of each director in Class 2 will expire at the annual shareholders meeting of the Company to be held in 2008; and the present term of office of each director in Class 3 will expire at the annual shareholders meeting of the Company to be held in 2006.  At the Annual Meeting, three directors are to be elected to serve approximately three-year terms until the annual meeting to be held in 2009. Management is soliciting proxies to vote for three nominees as Class 3 directors of the Company. The nominees of management are as follows:

(1)

Andrew K. Walker

(2)

Carl E. Hansson

(3)

Jackson P. Turner

All proxies will be voted in accordance with the stated instructions. If any nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. Proxies given by stockholders cannot be voted for more than three nominees. Assuming a quorum is represented at the Annual Meeting, the nominees for director will be elected if they receive the affirmative vote of a plurality of all votes cast at the meeting.

Unless otherwise directed, it is the intention of the persons named in the Proxy to vote for the election of the nominees listed above.

If the above persons are elected as directors of the Company, the Company anticipates electing the same persons to serve as directors of the Company’s sole subsidiary, First National Bank of Forsyth County (the “Bank”).

Recommendation of the Board of Directors Concerning the Election of Directors:

The Board of Directors of the Company recommends a vote “FOR” the election of the above-listed Class 3 director nominees to hold office until the 2009 Annual Meeting of Shareholders held for the purpose of electing Directors.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

Currently, the Board of Directors of both the Company and the Bank consists of eight (8) persons.  The Board is divided into three classes.  The terms of all Class 3 directors (three persons) will expire at the Annual Meeting on May 17, 2006.  All such Class 3 directors have been nominated for re-election to the Board of Directors to serve until the 2009 Annual Meeting of Shareholders for the purpose of electing directors. Each of those persons has been a director of the Company since its organization in 2003.  In addition, each of those persons has been a director of the Bank since its organization in 2004. The directors of the Company and the Bank are as follows:

NAME	AGE	CLASS	PRINCIPAL OCCUPATION

Andrew K. Walker	54	3

Director; Mr. Walker is President and CEO of the Company and holds the same positions with the Bank.  He has served in these positions since May, 2003.  He has more than 30 years experience in the banking industry.

Carl E. Hansson	55	3	Director; Mr. Hansson is Chairman and Chief Executive officer of The Sports Section, Inc., a youth sports photography company.

Peter L. Gatti	46	2	Director; Mr. Gatti is Vice President and co-owner of Fax Tax, Inc. and E-Tax, Inc., accounting and tax firms that process tax returns on an electronic basis.

Jim P. Meadows	60	2	Director; Mr. Meadows has recently retired as Chairman of Casa Mortgage, Inc., a wholesale mortgage banking company in Houston, Texas.

Jackson P. Turner	81	3	Director; Mr. Turner is the Chairman and President of C. C. Financial, Inc. He also serves as Chairman of Alliance Bancshares, Inc. and Alliance National Bank, Dalton, Georgia.

Brent H. Baker	58	1	Director; Mr. Baker is President of Brent Baker, Inc., an investment banking and bank consulting firm.

NAME	AGE	CLASS	PRINCIPAL OCCUPATION

John S. (Trip) Martin, III	54	2	Director; Mr. Martin is President of GeorgiaLink Public Affairs Group, a consulting company which assists companies with governmental affairs.

Charles Y. Allgood	68	1

Vice Chairman and Chief Executive Officer of the Alliance Bancshares, Inc. (2003-present); Vice Chairman and Chief Executive Officer of Alliance National Bank (2002-present); President and Chief Executive Officer of Alliance National Bank (1999-2002).

Andrew K. Walker serves as President and Chief Executive Officer of the Company and the Bank.  Sam R. Story, III serves as Chief Lending Officer of the Company and the Bank.  Richard E. Bell serves as Chief Financial Officer of the Company and the Bank.  They are the only executive officers of the Company.  Each officer serves at the pleasure of the Board of Directors of the Company.

Sam R. Story, III (age: 37):  Mr. Story has over 14 years of banking and financial analysis experience.  Immediately prior to taking his position with the Company and the Bank, he served as Vice President of Commercial Lending at First National Bank of Johns Creek for several years.

Richard E. Bell (age:  59):  Mr. Bell has more than 20 years of management experience in community banks and has served as chief financial officer for several community banks.

There are not, and have not been during the last five years, any involvements by the above-listed persons in legal proceedings relating to the Federal bankruptcy act, Federal commodities law violations, or securities law violations. In addition, none of the above-listed persons are currently charged with or within the last five years have been convicted of any criminal violations of law (other than minor traffic violations). In addition, there are not, and have not been within the last five years, any orders, judgments or decrees enjoining or limiting any director from engaging in any type of business practice or activity.

There are no family relationships among the director nominees, the directors, or any of them and any members of management of the Company or the Bank except that Jackson P. Turner is Andrew K. Walker’s father-in-law.

There are no arrangements or understandings between the Company and any person pursuant to which any of the above persons have been or will be elected a director.  No director is a director of another public company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Because the Company is a holding company, the only significant asset of which is its wholly-owned subsidiary, the Bank, most of the business activities of the Company and its subsidiary occur at the Bank level. In addition, the same persons who are management’s nominees as directors of the Company are likely to be elected as directors of the Bank. Therefore, information regarding the board and committees is being given for both the Company and the Bank.

The Company

The Board of Directors of the Company held twelve (12) meetings during the year ended December 31, 2005.  All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees of which the director is a member.

The Company has not adopted a formal policy on Board members’ attendance at annual meetings of shareholders although they are encouraged to attend.  All then-serving members of the Board attended last year’s annual meeting of shareholders.

The Company currently does not have a standing nominating committee and does not believe that it is currently necessary to have such a committee, as it believes that the functions of a nominating committee can be adequately performed by its Board of Directors.  The Board, which consists of a majority of independent directors, reviews on an as needed basis, the qualifications of any recommended candidates for membership to the Board.  Following appropriate review, the Board ascertains the willingness of selected individuals to serve and extends invitations to be nominated to serve as a Board member.

The Board has not adopted a formal policy or process for identifying or evaluating nominees but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Company, and professionals in the financial services and other industries.  Similarly, the Board does not prescribe any qualifications or skills that a nominee must possess, although it considers business and banking industry experience, record of service on the Board of Directors, standing in the communities served by the Company, availability for service as a director, and any other skills possessed by the individual.

In its capacity as the nominating committee, the Board will accept for consideration shareholders’ nominations for directors if made in writing by a shareholder entitled to vote in the election of directors.  To be timely for the 2007 annual meeting of shareholders, the notice must be received within the time frame set forth in “Stockholder Proposals for Inclusion in Next Year’s Proxy Statement” on page 15 of this Proxy Statement.  To be in proper form, at a minimum, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and detailed information about the shareholder making the nomination and the person nominated for election.

The Bank

The Board of Directors of the Bank held twelve (12) meetings during the year ended December 31, 2005.

The Bank has four (4) principal permanent committees.  These are the Asset/Liability Committee, the Audit Committee, the Loan Committee, and the Executive Committee.

The Asset/Liability Committee sets policy and reviews the Bank’s investment portfolio and investment markets and makes recommendations regarding Bank investments.  The Asset/Liability Committee met four (4) times during 2005.  Its members are Jackson P. Turner, Chairman, Jim P. Meadows, Charles Y Allgood, and Andrew K. Walker.  Richard E. Bell and Sam R. Story are non-voting members.

The Audit Committee reviews independent audit reports to report the findings to the Board of Directors and recommends the independent auditors.  The committee also reviews the audited financial statements and related notes with management and the independent accountants.  The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.  The Audit Committee met eight (8) times during 2005.  Its members are Jackson P. Turner, Chairman, Peter L. Gatti, and Charles Y. Allgood.  Andrew K. Walker and Richard E. Bell are non-voting members.  All of the voting members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards).

The Loan Committee meets to discuss, review and approve or disapprove loans in excess of $500,000.  The Loan Committee met twenty-eight (28) times during 2005.  Its members are Carl E. Hansson, Chairman, Andrew K. Walker, Brent H. Baker, Sr., and Peter Gatti.  Sam R. Story is a non-voting member.

The Executive Committee reviews executive personnel matters, compensation matters, and matters that arise between full board meetings.  The Executive Committee met four (4) times during 2005.  The committee members are Andrew K. Walker, Chairman, Carl E. Hansson, Jackson P. Turner, and Jim P. Meadows.

Shareholder Communications to Board

The Company encourages shareholder communication with the Board of Directors.  Any shareholder who wishes to communicate with the Board or with any particular director, including any independent director, may send a letter to Richard E. Bell, the Secretary of the Company, at 1700 Market Place Boulevard, Cumming, Georgia 30041, and he will pass the unopened letter to the Board or particular director.  Any communication should indicate that you are a Company shareholder and clearly specify that it is intended to be made to the entire Board or to one or more particular director(s).

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The Company does not separately compensate any of its directors or executive officers.  Any compensation paid them is paid by the Bank.  The following sets forth certain information concerning the compensation of the Company’s executive officers during fiscal years 2005,  2004 and 2003.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long Term Compensation Awards

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation ($)

Andrew K. Walker President and Chief Executive Officer	2005 2004 2003(3)	164,792 140,000 84,359	32,813 -- --	--(1) --(1) --(1)	-- 67,857(2) --	-- -- --

Sam R. Story, III Vice President	2005 2004 2003(5)	127,750 114,250 33,333	19,500 325 20,000	--(1) --(1) --(1)	-- 20,000(4) --	-- -- --

Richard E. Bell Vice President and Chief Financial Officer	2005 2004 2003(7)	123,500 114,250 37,500	18,750 325 --	--(1) --(1) --(1)	-- 20,000(6) --	-- -- --

(1)

In accordance with SEC rules, the table omits perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2)

In August, 2004, Mr. Walker was granted options to purchase 25,000 shares at an exercise price of $10.00 per share and in April, 2004, warrants to purchase 41,857 shares at an exercise price of $10.00 per share.  The fair market value of a share of stock on the grant dates was $10.00 per share.

 (3)

Mr. Walker became an employee of the Company and the Bank in June, 2003 when he was hired as President and Chief Executive Officer.

(4)

In August, 2004, Mr. Story was granted options to purchase 20,000 shares at an exercise price of $10.00 per share.  The fair market value of a share of stock on the grant date was $10.00 per share.

 (5)

Mr. Story became an employee of the Company and the Bank in July, 2003, when he was hired as Vice President of the Company and Executive Vice President and Chief Lending Officer of the Bank.

 (6)

In August, 2004, Mr. Bell was granted options to purchase 20,000 shares at an exercise price of $10.00 per share.  The fair market value of a share of stock on the grant date was $10.00 per share.

(7)

Mr. Bell became an employee of the Company and the Bank in July, 2003, when he was hired as Vice President of the Company and Senior Vice President and  Chief Financial Officer of the Bank.

Aggregated Option Exercises in last Fiscal year and FY-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/Unexercisable

Andrew K. Walker President and CEO	0	--	10,000/15,000	$70,000/$105,000(1)

Sam R. Story III Vice President	0	--	8,000/12,000	$56,000/$84,000(1)

Richard E. Bell Vice President and CFO	0	--	8,000/12,000	$56,000/84,000(1)

_______________________________

(1)

Based on the difference between the estimated value of the Company's stock of $17.00 per share, which is the average price paid in recent private sales known to the Company, and the exercise price of $10.00 per share.

Employment Agreements

Andrew K. Walker has an employment agreement with Allied Bancshares and First National of Forsyth under which he will serve as President and Chief Executive Officer of the Company and of the Bank.  The employment agreement provides for an initial term of 5 years.  He was paid an annual salary of $164,792 in 2005, and is also entitled to certain performance bonuses.  The criteria for earning performance bonuses has been established by the Board of Directors.

Under Mr. Walker’s employment agreement and the stock option plan adopted by the Board of Directors, the Company granted to him options to purchase 25,000 shares of the Company’s common stock.  The purchase price for the shares is $10.00 per share, and the options have a term of ten years.  The option agreement provides that the option to purchase one-fifth of the shares subject to the options will vest on the last day of each of the first five fiscal years of the Company after the opening date of the Bank, but only if Mr. Walker remains employed by the Company and the Bank on such date.  If the Bank's primary regulator issues a capital directive or other order requiring the Bank to obtain additional capital, the options will be forfeited if not then exercised.

If the Company and the Bank terminate Mr. Walker’s employment without cause during the term of the agreement, the Bank and the Company will be obligated to pay him severance pay for the remaining term of the agreement.  If Mr. Walker’s employment is terminated due to a sale, merger or other change of control of the Company, the Bank and the Company will be obligated to pay him severance pay equal to 100% of his then current monthly base salary each month for 12 months from the termination date.  Furthermore, the Company must remove any restrictions on outstanding incentive awards so that all such awards vest immediately.

In addition, Mr. Walker’s employment agreement provides that for a period of twelve months following voluntary termination by Mr. Walker, but not beyond the original termination date of his employment term under the agreement, Mr. Walker may not so long as he is receiving compensation from the Bank:  (i) be employed in the Banking business or any related field thereto within Forsyth County, (ii) solicit customers of the Bank for the purpose of providing financial services; (iii) solicit employees of the Bank for employment; (iv) furnish anyone or use any list of customers of the Bank for Banking purposes; or (v) furnish, use or divulge to anyone any information acquired by him from the Bank relating to the Bank's methods of doing business.

In July, 2003, the Company and Sam R. Story, III, the Company’s Executive Vice President and Senior Lending Officer, entered into an employment agreement with an initial term of 5 years.  The employment agreement with Mr. Story has substantially the same terms and conditions as the Company’s employment agreement with Mr. Walker, except that under Mr. Story’s agreement the Company granted Mr. Story the option to purchase 20,000 shares of the Company’s common stock and if the Company terminates Mr. Story’s employment without cause during the term of the agreement, the Bank and the Company will be obligated to pay him 6-month’s severance pay.

In July, 2003, the Company and Richard E. Bell, the Company’s Senior Vice President and Chief Financial Officer, entered into an employment agreement with an initial term of 5 years.  The employment agreement with Mr. Bell has substantially the same terms and conditions as the Company’s employment agreement with Mr. Walker, except that under Mr. Bell’s agreement the Company granted Mr. Bell the option to purchase 20,000 shares of the Company’s common stock and if the Company terminates Mr. Bell’s employment without cause during the term of the agreement, the Bank and the Company will be obligated to pay him 6-month’s severance pay.

Director Compensation

The Company and the Bank presently do not pay a director’s fee.  Also, the directors of the Company and the Bank presently do not receive a fee for attending committee meetings.  In addition, on July 20, 2005, the Company amended the stock warrant agreements previously executed with the directors to permit the directors to exercise all of their stock warrants under the warrant agreements as of the date of the amendments.

Director Warrants

Aggregate Warrant Exercises in last Fiscal Year and FY-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/ Unexercisable(1)

Andrew K. Walker	--	--	42,857/0	$299,999/0
Carl E. Hansson	--	--	42,857/0	$299,999/0
Peter L. Gatti	--	--	42,857/0	$299,999/0
Jim P. Meadows	--	--	42,857/0	$299,999/0
Jackson P. Turner	--	--	42,857/0	$299,999/0
Brent H. Baker, Sr.	--	--	30,000/0	$210,000/0
John S. (Trip) Martin, III	--	--	42,857/0	$299,999/0

___________________________________________

1

Based on the difference between the estimated value of the Company’s stock of $17.00 per share, which is the average price paid in recent private sales known to the Company, and the exercise price of $10.00 per share.

TRANSACTIONS WITH MANAGEMENT

In the ordinary course of its banking business, the Bank has had and anticipates that it will continue to have transactions with various directors, officers, principal shareholders, and their associates.

In the opinion of management all loans and commitments to extend loans included in such transactions were made in the ordinary course of business substantially on the same terms, including interest rates and collateral, as those prevailing from time to time on comparable transactions with unaffiliated persons; are not such as are required to be classified as non- accrual, past due, restructured or creating potential problems; and do not involve more than a normal risk of collectibility or present any other unfavorable features. In management’s opinion, the amount of extensions of credit outstanding at any time from the beginning of the last fiscal year to date to a director, director nominee, executive officer or principal security holder and their associates, individually or in the aggregate, did not exceed the maximum permitted under applicable banking regulations.

STOCK OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES, EXECUTIVE

OFFICERS, AND DIRECTORS, NOMINEES AND OFFICERS AS A GROUP

The following table sets forth the beneficial ownership of the Company’s only outstanding class of securities, common stock, $.10 par value, held by the current directors, nominees for director, named executive officers, and directors and executive officers as a group, as of March 13, 2006.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership(1)

Andrew K. Walker Director; President and C.E.O Suwanee, GA 30024	102,857 (2)	6.66%

Carl E. Hansson Chairman; Director Flowery Branch, GA 30542	85,714 (3)	5.55%

Peter L. Gatti Director Cumming, GA 30040	85,714 (4)	5.55%

Jim P. Meadows Director Houston, TX 77019	93,107 (5)	6.03%

Jackson P. Turner Director Dalton, GA 30720	85,614 (6)	5.54%

Brent H. Baker, Sr. Director Cumming, GA 30040	60,000 (7)	3.92%

John S. (Trip) Martin, III Director Duluth, GA 30097	85,714 (8)	5.55%

Charles Y. Allgood Director Dalton, Georgia 30720	100.01%

Sam R. Story, III Vice President Cumming, GA 30040	10,000 (9)	.66%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership(1)

Richard E. Bell, Vice President; Secretary-Treasurer Gainesville, GA 30504	38,000 (10)	2.52%

All Directors and Officers as a Group(11)	646,820	35.63%

__________________________

(1)

The calculation of the percentage ownership of each individual is based in each case on 1,502,000 actual outstanding shares of common stock, plus the number of shares subject to exercisable options and/or warrants held by the particular individual as if such shares are outstanding.

The calculation of the percentage ownership of the group is based upon 1,815,142 shares deemed to be outstanding.  These deemed outstanding shares include 1,502,000 shares of common stock actually outstanding, 287,142 exercisable warrants and 26,000 exercisable stock options at March 13, 2005.

(2)

Includes 42,857 exercisable warrants and 10,000 exercisable stock options.

(3)

Includes 42,857 exercisable warrants.

(4)

Includes 42,857 exercisable warrants.

(5)

Includes 42,857 exercisable warrants.

(6)

Includes 42,857 exercisable warrants.

(7)

Includes 30,000 exercisable warrants.

(8)

Includes 42,857 exercisable warrants.

(9)

Includes 8,000 exercisable options.

(10)

Includes 8,000 exercisable options.

(11)

These figures are different from the sum of the individual percentages because of rounding.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial owners of the Company’s only outstanding class of securities, common stock, $.10 par value, who to the Company’s knowledge owned beneficially more than 5% of the Company’s outstanding common stock as of March 13, 2006.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership(1)

Daniel B. Cowart Norcross, GA 30092	85,000	5.67%

Andrew K. Walker Suwanee, GA 30024	102,857 (2)	6.66%

Carl E. Hansson Flowery Branch, GA 30542	85,714 (3)	5.55%

Peter L. Gatti Cumming, GA 30040	85,714 (4)	5.55%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership(1)

Jim P. Meadows Houston, TX 77019	93,107 (5)	6.03%

Jackson P. Turner Dalton, GA 30720	85,614 (6)	5.54%

(1)

The calculation of the percentage ownership of each individual is based in each case on 1,502,000 actual outstanding shares of common stock, plus the number of shares subject to exercisable options and/or warrants held by the particular individual as if such shares are outstanding.

(2)

Includes 42,857 exercisable warrants and 10,000 exercisable stock options.

(3)

Includes 42,857 exercisable warrants.

(4)

Includes 42,857 exercisable warrants.

(5)

Includes 42,857 exercisable warrants.

(6)

Includes 42,857 exercisable warrants.

(7)

Includes 42,857 exercisable warrants.

FILINGS UNDER SECTION 16(a)

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the common stock of the Company, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission.

Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.  The Company is not aware of any beneficial owner of more than 10% of its common stock.

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during the 2005 fiscal year all filings applicable to its officers and directors were complied with.

AUDIT COMMITTEE REPORT

Our committee has reviewed and discussed the audited financial statements of the Company for 2005 with management.  We have discussed with the independent auditors, Porter Keadle Moore, LLP (“Porter Keadle”), the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented.  We have received the written disclosures and the letter from Porter Keadle required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and we have discussed with Porter Keadle its independence.  Based on the review and discussions referred to above, we recommended to the Board of Directors that the consolidated audited financial statements for the

Company be included in the annual report on Form 10-KSB for 2005 for filing with the Securities and Exchange Commission.

Jackson P. Turner, Chairman

Peter L. Gatti

Charles Y. Allgood

INFORMATION REGARDING THE INDEPENDENCE

OF THE INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

Aggregate fees billed to the Company for fiscal years 2005 and 2004 for professional services rendered by Porter Keadle Moore, LLP for its audit of the Company’s annual financial statements and for its reviews of the financial statements included in the Company’s Form 10-QSB reports were $42,024 and $13,000, respectively.

Audit-Related Fees

There were no fees billed to the Company in fiscal year 2005 and 2004 for professional services of Porter Keadle Moore, LLP for assurance and related services reasonably related to the performance of audit or review of the Company’s financial statements and not reported in the previous paragraph.

Tax Fees

Aggregate fees billed to the Company for fiscal years 2005 and 2004 for professional services of Porter Keadle Moore, LLP for tax compliance and related tax services were $5,536 and $660, respectively.  The services performed were preparation of the annual federal and state tax returns of the Company.

All Other Fees

Fees billed to the Company in fiscal years 2005 and 2004 for services rendered by Porter Keadle Moore, LLP other than for the services for 2005 and 2004 described in the previous three paragraphs totaled $-0- in 2005 and $624 in 2004.

The engagement of Porter Keadle Moore, LLP to render audit or non-audit services requires the approval of the Company’s audit committee.

APPROVAL OF AUDITORS

The Board of Directors has recommended that the stockholders approve the appointment of Porter Keadle Moore, LLP, a certified public accounting firm, as independent auditors for the Company for the 2006 fiscal year.

A representative of Porter Keadle Moore, LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so. The representative is expected to be available to respond to appropriate questions.

The affirmative vote of the holders of the Company’s common stock constituting a majority of the total votes cast for or against this proposal at the meeting is necessary to approve Porter Keadle Moore, LLP as the Company’s auditors.

The Board of Directors recommends a vote “FOR” the proposal approving Porter Keadle Moore, LLP as the Company’s auditors for 2006.

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING

TO BE HELD IN 2007

Proposals of stockholders intended to be presented at the annual meeting to be held in 2007 and to be included in the Company’s proxy statement relative to that meeting must be received by the Company on or before December 18, 2006.  Notice of a stockholder’s proposal intended to be presented at the annual meeting to be held in 2007, which is not received in time for inclusion in the Company’s proxy statement, must be received by the Company on or before February 26, 2007.  Such proposals should be in writing and sent to Andrew K. Walker, President and CEO, Allied Bancshares, Inc.,1700 Market Place Boulevard, Cumming, Georgia  30041.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

The Company will be pleased to make its Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, available without charge to interested persons. Written requests for the report should be directed to Richard E. Bell, Vice President and CFO, Allied Bancshares, Inc., 1700 Market Place Boulevard, Cumming, Georgia  30041.

April 12, 2006

APPENDIX “A”

FIRST NATIONAL BANK OF FORSYTH COUNTY

AUDIT COMMITTEE CHARTER

Overview

The purpose of the Audit Committee is to assist the Board of directors in its oversight of the following:

•

The independence and performance of the bank’s external and internal auditors

•

The integrity of the financial reporting of the Bank

•

The Bank’s compliance with legal and regulatory requirements

•

Ensure that the Bank’s technology audit properly assesses data integrity and confidentiality of Bank, customer, and vendor information

•

Ensure that external and internal auditors properly review and assess  the Bank’s financial and operational risks within their audit programs

In order to establish the governing principles of the Audit Committee, the Board of Directors hereby adopts this Charter on March 31, 2004.

Structure and Membership

The Audit Committee will be composed of not less than three outside members of the Board, each of whom is able to understand bank financial statements and reports.  Committee membership will be comprised solely of directors who meet the NASD ‘independence definition”, as found in Rule 4200 (a) (14).

Scope of Responsibilities

 The Audit Committee shall have the authority to retain special legal, accounting, or other consultants to advise or inform the Committee.  The Audit Committee may request any officer or employee of the Bank, or the Bank’s outside counsel, or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Committee.

Charter

The Audit Committee will carry out the following responsibilities.

•

The Audit Committee will review and reassess the adequacy of this Charter not less than annually.  In conducting this annual review, the Committee will assess compliance with all appropriate banking regulations regarding Committee composition, independence, and scope of responsibilities.  This will include Banking Bulletin 92-42 Interagency Policy Statement On Coordination And Communication Between External Auditors And Examiners, OCC 99-37 Interagency Policy Statement On External Auditing Programs Of

Banks And Savings And Loan Associations, And OCC 2003-12 Interagency Policy Statement On The Internal Audit Function And Its Outsourcing

•

Results of the Committee’s review of its Charter, and any appropriate updates, will be reported to the full Board in a timely manner.

Audit Process

•

The independent auditors are ultimately accountable to the Audit Committee and the Board.  The Audit Committee is responsible for selecting, evaluating, or replacing the independent auditors.  External audit services will be performed by Terrance Ammons of Porter Keadle Moore, LLP.   Internal audit services will be performed by Michael Barden of Community Bankshares, Inc.

•

The Audit Committee will meet with the independent auditors of the Bank to review and approve in advance for the current year the engagement of the independent auditors to audit the financial statements of the Bank and holding company.  The scope of audit coverage and frequency will be reviewed in light of audit findings and assessment of risk by the auditors and management.  The Audit Committee shall approve in advance all audit services to be performed by the auditors.

o

The Committee will review the nature and scope of all professional services other than audit services to be provided to the Bank or holding company by the independent auditors and consider the relationship to the auditor’s independence.

o

The independent auditors shall not perform any services that are prohibited by the Sarbanes-Oxley Act of 2002 or any rule or regulation promulgated thereunder.

o

In addition, the Committee must approve, in advance, the provision by the auditor of all billable services not related to the audit.

•

The Committee will monitor all components of the audit process, serving as the primary link between the auditors and the full Board.  This includes the independent public accountants, as well as, third party internal auditors engaged for operational, compliance, and information systems audits or reviews.

•

In carrying out this responsibility, the Committee will schedule regular quarterly independent meetings with all audit representatives, ensuring timely review, approval and monitoring of a comprehensive annual audit plan.

•

In keeping with AICPA Independence Standards, the Committee will require the public accounting firm’s annual written disclosure of any and all Bank relationships that could affect their independence.

Quality of Financial Reporting

•

The Committee will schedule review of periodic SEC filings, the FDIC Call Report, the Federal Reserve Board’s FRY Reports, and the Bank’s Annual Report.  This will be accompanied by reviewing reports and information provided by Management, including financial statements, changes in financial policies, variations between budgeted and actual numbers, and responses to various outside audit recommendations.

•

Independent discussions will then be scheduled with the public accounting firm, in order to verify management’s compliance.  These discussions will focus on the public accountant’s judgments with regard to the quality of the Bank’s financial accounting and reporting, as well as, review of trends in accounting principles and standards.

Bank Compliance Program

•

The Committee will assure Bank Compliance Officer(s), develop and administer a comprehensive CRA and Regulatory Compliance Program that will include provision for a compliance audit function that provides for independent testing and reporting on the effectiveness of compliance policies and procedures.

•

The Committee will receive periodic reports from the Compliance Officer(s) on Bank adherence to laws and regulations.

•

The Audit Committee will meet with regulatory examiners to review findings as deemed appropriate.

Code of Business Conduct

•

The Audit Committee will, at least annually, review and advise the Board regarding administration of the Bank’s Code of Business Conduct.

•

The Committee will establish procedures for the receipt, retention, treatment, and investigation of complaints received regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Review of Insurance Programs

•

The Audit Committee will, at least annually, review insurance programs from the standpoint of gaps and exposure, as well as fraud.

Performance

•

The Audit Committee shall review its own performance annually

Committee Minutes

The audit Committee will keep minutes, and other relevant records, of all its meetings, and report its activities to the Board regularly.

X PLEASE MARK VOTES AS IN THIS EXAMPLE			REVOCABLE PROXY ALLIED BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS May 17, 2006		1.	The election as Directors of the nominees listed below, each to serve for a three-year term.	For	With-holding	For All Except

The undersigned hereby appoints Charles Y. Allgood and Brent H. Baker, or either of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Hampton Inn, 915 Ronald Reagan Boulevard, Cumming, Georgia, on May 17, 2006 at 9:30 a.m., Georgia time.  The named proxies are authorized to cast all votes to which the undersigned is entitled as follows:

			Andrew K. Walker	_____	_____	_____
			Carl E. Hansson	_____	_____	_____
			Jackson P. Turner	_____	_____	_____

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee's name in the space provided below.

____________________________________________________

		2.	The ratification of Porter Keadle Moore, LLP as the Company's independent auditor for the fiscal year ending December 31, 2006.	For _____	Against _____	Abstain _____

			PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING		>	_____
Please be sure to sign and date this Proxy in the box below.	Date:__________________
The Board of Directors recommends a vote “FOR” each of the listed proposals.

______________________________________________ Stockholder sign above Co-holder (if any) sign above

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AS DIRECTED BY THE BOARD OF DIRECTORS AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

____________________________________________________________________________________________

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

ALLIED BANCSHARES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the President of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the President of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

   The above-signed acknowledges receipt from the Company prior to the execution of this proxy of the notice of the Annual Meeting, the proxy statement and the annual report to stockholders.

   Please sign exactly as your name appears on this proxy card.  When signing as an attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY

IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?

____________________________________

____________________________________

____________________________________